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EXHIBIT 99.1

SCHEDULE 13D JOINT FILING AGREEMENT

        The undersigned and each other person executing this joint filing agreement (this "Agreement") agree as follows:

        The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

        This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

* * * * * *

        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date set forth opposite their name.

Date: December 31, 2002

XXI Merger Corp.
By:	/s/ ORLANDO BRAVO
Name:	Orlando Bravo
Its:	President
Thoma Cressey Fund VII, L.P.
By:	TC Partners VII, L.P.
Its:	General Partner
By:	Thoma Cressey Equity Partners Inc.
Its:	General Partner
By:	/s/ LEE M. MITCHELL
Name:	Lee M. Mitchell
Its:	Secretary
TC Parners VII, L.P.
By:	Thoma Cressey Equity Partners Inc.
Its:	General Partner
By:	/s/ LEE M. MITCHELL
Name:	Lee M. Mitchell
Its:	Secretary
Thoma Cressey Equity Partners Inc.
By:	/s/ LEE M. MITCHELL
Name:	Lee M. Mitchell
Its:	Secretary
LLR Equity Partners, L.P.
By:	LLR Capital, L.P.
Its:	General Partner
By:	LLR Capital LLC
Its:	General Partner

Page 17 of 30 Pages

By:	/s/ MITCHELL L. HOLLIN
Name:	Mitchell L. Hollin
Its:	Managing Director
LLR Equity Partners Parallel, L.P.
By:	LLR Capital, L.P.
Its:	General Partner
By:	LLR Capital LLC
Its:	General Partner
By:	/s/ MITCHELL L. HOLLIN
Name:	Mitchell L. Hollin
Its:	Managing Director
LLR Capital, L.P.
By:	LLR Capital LLC
Its:	General Partner
By:	/s/ MITCHELL L. HOLLIN
Name:	Mitchell L. Hollin
Its:	Managing Director
LLR Capital LLC
By:	/s/ MITCHELL L. HOLLIN
Name:	Mitchell L. Hollin
Its:	Managing Director

Page 18 of 30 Pages

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  EXHIBIT 99.1